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                                                                   Exhibit 23.13

                [DUNBAR, BREITWEISER & COMPANY, LLP LETTERHEAD]

_______________________________________________________________________________



                         INDEPENDENT AUDITORS' CONSENT

     We consent to the reference to our firm under the heading "Independent Auditors" in the prospectus supplement dated February 8, 2000 to Citadel Communications Corporation Registration Statement on Form S-3 (no. 333-92593).



                              /s/ DUNBAR, BREITWEISER & COMPANY, LLP




Bloomington, Illinois
February 8, 2000